SECOND AMENDMENT
                                       TO
                             JOINT VENTURE AGREEMENT
                                       OF
                          BLOWING ROCK OUTLET PARTNERS

         AGREEMENT made as of March 4, 1992 Company Store Management Corp. ("CMSC"), a Tennessee corporation, Burrows, Hayes Company, Inc. ("Burrows Hayes"), a New York corporation, and ITD-MW Blowing Rock Associates ("IMBRA"), a New York general partnership.

                                    RECITALS:

R-1. CSMC and IMBRA are all of the partners of Blowing Rock Outlet Partners (the "Company"), a North Carolina general partnership.

R-2. Burrows, Hayes and ITD Blowing Rock, Inc. ITD were the sole partners of IMBRA. By Assignment and Assumption of Interests Agreement dated March 4, 1992, Burrows Hayes acquired all of ITD's interests in IMBRA.

R-3. Burrows Hayes, as the owner of all of the partnership interests in IMBRA, has elected to dissolve IMBRA, transfer IMBRA's partnership interest in the Company to Burrows Hayes, and to become a substitute partner in the Company in place of IMBRA.

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1. IMBRA hereby assigns its entire partnership interest in the Company to Burrows Hayes, and Burrows Hayes accepts said assignment.

2. IMBRA resigns as a partner of the Company, effective immediately, simultaneously therewith, the Company hereby admits Burrows Hayes substitute partner of the Company in place of IMBRA, and Burrows Hayes assumes the obligation of IMBRA as a partner of the Company.

IN WITNESS THEREOF, the parties have executed this agreement as of the day and year first above written.

                                            COMPANY STORES MANAGEMENT CORP.

                                            By: /s/Lynn S. Ellsworth
                                            Lynn S. Ellsworth, President

                                            ITD-MW BLOWING ROCK ASSOCIATES
                                                     (Withdrawing Partner)
                                            By:  Burrows, Hayes Company, Inc.
                                                     (Partner)

                                            By: /s/Nicholas J. Letizia
                                            Nicholas J. Letizia, V.P.

                                            BURROWS, HAYES COMPANY, INC.
                                                     (Entering Partner)

                                            By: /s/Nicholas J. Letizia
                                            Nicholas J. Letizia, V.P.